SUMMARY PROSPECTUS

FRANKLIN MUNICIPAL GREEN BOND ETF

Franklin Templeton ETF Trust
August 1, 2024

Ticker:	Exchange:
FLMB	NYSE Arca, Inc.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund’s prospectus and statement of additional information, both dated August 1, 2024, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

FRANKLIN MUNICIPAL GREEN BOND ETF
SUMMARY PROSPECTUS

FLMB	Franklin Municipal Green Bond ETF

Investment Goal

To maximize income exempt from federal income taxes to the extent consistent with prudent investing and the preservation of shareholders’ capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. You may also incur other fees, such as usual and customary brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example that follows.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.30%
Distribution and service (12b-1) fees	None
Other expenses	None
Total annual Fund operating expenses	0.30%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Franklin Municipal Green Bond ETF	$31	$97	$169	$381

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 43.86% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in municipal securities whose interest is free from federal income taxes, including the federal alternative minimum tax. Although the Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of the Fund’s net assets may be invested in securities that pay interest that may be subject to the federal alternative minimum tax and in securities that pay interest subject to other federal or state income taxes.

In addition, the Fund invests at least 80% of its net assets in municipal green bonds. Municipal “green bonds” are bonds that promote environmental sustainability. The proceeds of green bonds are typically used for one or more of the following purposes: renewable energy, energy efficiency, pollution prevention and control, environmentally sustainable management of living natural resources and land use, terrestrial and aquatic biodiversity conservation, clean transportation, sustainable water and wastewater management, climate change adaptation, eco-efficient and/or circular economy adapted products, production technologies and processes or green buildings that meet regional, national or internationally recognized standards or certifications.

A municipal bond issuer can choose to assign a “green bond” or similar label to its bonds in its offering documents: however, there is no regulation of green bonds as a class and no universal framework for issuing green bonds. In order to determine a green bond’s authenticity, the investment manager completes due diligence on each bond to be purchased to determine whether it meets the “green bond” definition above. After reviewing offering documents and issuer websites, and, if necessary, conferring with the underwriter and issuer, the investment manager places prospective green bonds into one of the following three categories:

• Eligible for investment based exclusively on an internal evaluation of the bond. The investment manager determines that bond proceeds are being issued for environmentally-friendly projects or programs and that the issuer has adequate internal controls and disclosure practices.

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• Eligible for investment based on an internal evaluation of the bond as well as an external evaluation by an independent party. The due diligence process is identical, but the investment manager also leverages an independent evaluation that some issuers engage to verify that the green bond label has been used appropriately to make its determination of authenticity.

• Not eligible for investment. The investment manager places bonds in this category if bond proceeds are not clearly used to promote environmental sustainability, project descriptions are inadequate, or disclosure practices and internal controls are weak.

The investment manager screens all labeled green bonds and bonds with similar labels, but it also will consider bonds with no label for investment by the Fund. The due diligence process and categorization of non-labeled green bonds and labeled green bonds is identical.

The Fund may invest in securities of any maturity or duration. In addition, the Fund may invest in municipal securities issued by U.S. Territories. The Fund does not necessarily focus its investments in a particular state or territory.

The Fund buys predominately municipal securities rated, at the time of purchase, in one of the top four ratings categories by one or more U.S. nationally recognized rating services (or comparable unrated or short-term rated securities). The Fund may hold up to 20% of its net assets in municipal securities rated below investment grade (or comparable unrated or short-term rated securities).

The Fund also may invest in insured municipal securities, municipal lease obligations, variable and floating rate securities (primarily variable rate demand notes), zero coupon securities and deferred interest securities.

Although the investment manager searches for investments across a large number of municipal securities that finance different types of projects, from time to time, based on economic conditions, the Fund may have significant positions in municipal securities that finance similar types of projects.

The investment manager selects securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments and typically invests with a long-term time horizon. This means it generally holds securities in the Fund's portfolio for income purposes, although the investment manager may sell a security at any time if it believes it could help the Fund meet its goal. With a focus on income, individual securities are considered for purchase or sale based on various factors and considerations, including credit profile, risk, structure, pricing, portfolio impact, duration management, restructuring, opportunistic trading and tax loss harvesting opportunities.

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Principal Risks

You could lose money by investing in the Fund. ETF shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), trading price, yield, total return and ability to meet its investment goal. Unlike many ETFs, the Fund is not an index-based ETF.

Interest Rate: When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Variable rate securities generally will not increase in market value if interest rates decline. Conversely, the market value may not decline when prevailing interest rates rise. Fixed rate debt securities generally are more sensitive to interest rate changes than variable rate securities.

Credit: An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value. A change in the credit rating of a municipal bond insurer that insures securities in the Fund’s portfolio may affect the value of the securities it insures, the Fund’s share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

Liquidity: The trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Tax Legislative and Political Changes: The municipal securities market could be significantly affected by adverse political and legislative changes or litigation at the federal or state level. The value of municipal bonds is closely tied to the benefits of tax-exempt income to investors. Significant revisions of federal income tax laws or

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SUMMARY PROSPECTUS

regulations revising income tax rates or the tax-exempt character of municipal bonds, or even proposed changes and deliberations on this topic by the federal government, could cause municipal bond prices to fall. For example, lower federal income tax rates would reduce certain relative advantages of owning municipal bonds, and lower state income tax rates could have similar effects. In addition, the application of corporate minimum tax rates to financial statement income may have the effect of reducing demand for municipal bonds among corporate investors, which may in turn impact municipal bond prices.

Tax-Exempt Securities: Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Market: The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

States and U.S. Territories: The Fund’s portfolio is generally widely diversified among issuers of municipal securities. However, to the extent that the Fund has exposure from time to time to the municipal securities of a particular state, events in that state may affect the Fund’s investments and performance. These events may include economic or political policy changes, tax base erosion, unfunded pension and healthcare liabilities, constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to municipal issuers of the state. The same is true of events in U.S. territories, to the extent that the Fund has exposure to any particular territory at a given time.

Green Bonds: The Fund invests in issuers financing projects that are intended or expected to have a positive environmental impact. Certain sectors may be more likely to issue green bonds, and events or factors impacting these sectors may have a greater effect on the Fund than they would on a fund that does not invest in issuers with a common purpose. The Fund’s focus on green bonds may limit the investment opportunities available to the Fund. The Fund is subject to the risk that the Fund’s focus on green bonds may, at times, cause the Fund to underperform strategies that do not include similar considerations or investment criteria.

Municipal Project Focus:  The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as utilities,

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hospitals, higher education and transportation. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Income: The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon the sale of a debt security.

Prepayment: Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security's maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest. Also, if a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments generally increase when interest rates fall.

Inflation: The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

High-Yield Debt Instruments: Issuers of lower-rated or “high-yield” debt instruments (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt instruments. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt instruments generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt instruments generally fluctuate more than those of higher credit quality. High-yield debt instruments are generally more illiquid (harder to sell) and harder to value.

Zero Coupon and Deferred Interest Securities: These bonds tend to react more sharply to changes in interest rates than traditional bonds. The discount on these securities typically increases as interest rates rise, the market becomes less liquid or the creditworthiness of the issuer deteriorates. Because investors receive no cash prior to the maturity or cash payment date, an investment in debt securities issued at a discount generally has a greater potential for complete loss of principal

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SUMMARY PROSPECTUS

and/or return than an investment in debt securities that make periodic interest payments.

Bond Insurers: Market conditions or changes to ratings criteria could adversely impact the ratings of municipal bond insurance companies. Downgrades and withdrawal of ratings from municipal bond insurers have substantially limited the availability of insurance sought by municipal bond issuers thereby reducing the supply of insured municipal securities.

Because of the consolidation among municipal bond insurers the Fund is subject to additional risks including the risk that credit risk may be concentrated among fewer insurers and the risk that events involving one or more municipal bond insurers could have a significant adverse effect on the value of the securities insured by an insurer and on the municipal markets as a whole.

Unrated Debt Securities: Unrated debt securities determined by the investment manager to be of comparable credit quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information and independent credit analysis are typically available about unrated securities or issuers, and therefore they may be subject to greater risk of default.

Municipal Lease Obligations: Municipal lease obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease may be cancelled without penalty and investors who own the lease obligations may not be paid.

Management: The Fund is subject to management risk because it is an actively managed ETF. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Cybersecurity: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the investment manager, authorized participants, or index providers (as applicable) and listing exchanges, and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing, redeeming shares or receiving distributions. The investment manager has limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or the investment manager. Cybersecurity incidents may result in

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financial losses to the Fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the investment manager, and their service providers are subject to the risk of cyber incidents occurring from time to time.

Market Trading: The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. The investment manager cannot predict whether shares will trade above (premium), below (discount) or at NAV.

Authorized Participant Concentration: Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. "Authorized Participants" are broker-dealers that are permitted to create and redeem shares directly with the Fund and who have entered into agreements with the Fund’s distributor. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

Cash Transactions: To the extent that the Fund effects redemptions partly or entirely for cash, rather than for in-kind securities, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Fund shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

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SUMMARY PROSPECTUS

Small Fund: When the Fund's size is small, the Fund may experience low trading volume and wide bid-ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange.

Large Shareholder: Certain large shareholders, including other funds or accounts advised by the investment manager or an affiliate of the investment manager, may from time to time own a substantial amount of the Fund’s shares. In addition, a third-party investor, the investment manager or an affiliate of the investment manager, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. On May 3, 2022, the Fund changed its principal investment strategies to reflect the Fund's focus on investing principally in municipal bonds that promote environmental sustainability and the performance for periods prior to that date is attributable to the Fund's performance before the strategy change.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at www.franklintempleton.com or by calling (800) DIAL BEN/342-5236.

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FRANKLIN MUNICIPAL GREEN BOND ETF
SUMMARY PROSPECTUS

Annual Total Returns

Best Quarter:	2023, Q4	8.61%
Worst Quarter:	2022, Q1	-7.57%

As of June 30, 2024, the Fund’s year-to-date return was 0.81%.

Average Annual Total Returns

For periods ended December 31, 2023

	1 Year	5 Years	Since Inception
Franklin Municipal Green Bond ETF
Return before taxes	7.72%	2.24%	1.95%	[1]
Return after taxes on distributions	7.71%	2.24%	1.94%	[1]
Return after taxes on distributions and sale of Fund shares	6.06%	2.32%	2.08%	[1]
Bloomberg Municipal Bond Index (index reflects no deduction for fees, expenses or taxes)	6.40%	2.25%	2.02%	[1]

1.	Since inception August 31, 2017.

The after-tax returns presented in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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FRANKLIN MUNICIPAL GREEN BOND ETF
SUMMARY PROSPECTUS

Investment Manager

Franklin Advisers, Inc. (Advisers or investment manager)

Portfolio Managers

Ben Barber, CFA

Senior Vice President of Advisers and portfolio manager of the Fund since 2020.

Daniel Workman, CFA

Vice President of Advisers and portfolio manager of the Fund since 2020.

Francisco Rivera

Vice President of Advisers and portfolio manager of the Fund since 2020.

James Conn, CFA

Senior Vice President of Advisers and portfolio manager of the Fund since inception (2017).

Purchase and Sale of Fund Shares

The Fund is an ETF. Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues or redeems shares that have been aggregated into blocks of 50,000 shares or multiples thereof (Creation Units) to Authorized Participants who have entered into agreements with the Fund’s distributor, Franklin Distributors, LLC (Distributors). The Fund will generally issue or redeem Creation Units in exchange for a basket of securities (which may include cash in lieu of certain securities) and/or an amount of cash that the Fund specifies each day.

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at https://www.franklintempleton.com/investments/options/exchange-traded-funds.

Taxes

The Fund's distributions are primarily exempt from regular federal income tax. A portion of these distributions, however, may be subject to federal alternative minimum tax and state and local taxes. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the investment manager or other related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Franklin Distributors, LLC One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin Municipal Green Bond ETF

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